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===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
===============================================================================

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2004

                           CURTISS WRIGHT CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

     Delaware                     1-134                         13-0612970
     --------                     -----                         ----------
  State or Other             Commission File                   IRS Employer
 Jurisdiction of                 Number                    Identification No.
 Incorporation or
  Organization

                 4 Becker Farm Road
                 Roseland, New Jersey                        07068
                 --------------------                        -----
                 Address of Principal Executive Offices     Zip Code

       Registrant's telephone number, including area code: (973) 597-4700

                                  -----------

                                 Not applicable
          (Former name or former address, if changed since last report)
-------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 2 - FINANCIAL INFORMATION

Item 2.02.   Results of Operations and Financial Condition.

      On October 28, 2004 Curtiss-Wright Corporation (the "Company") issued a press release announcing financial results for the third quarter ended September 30, 2004. A copy of this press release is attached hereto as Exhibit 99.1. A conference call and webcast presentation will be held on Friday, October 29th, at 10:00am ET for management to discuss the company's third quarter performance. Martin Benante, Chairman and CEO, and Glenn Tynan, CFO, will host the call.

      The financial release and access to the webcast will be posted on Curtiss-Wright's website at www.curtisswright.com. For those unable to participate, the conference call will be available for replay for 30 days by calling (888) 346-3949 (Domestic) and (402) 260-5385 (International), and enter conference Access Code 102904, and confirmation code #20041004120038. The webcast replay will also be available for 30 days on the company's website beginning one hour after the call takes place.

      The information contained in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

             99.1  Press Release dated October 28, 2004


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                    CURTISS WRIGHT CORPORATION


                                                    By: /s/ Glenn E. Tynan
                                                    --------------------
                                                    Glenn E. Tynan
                                                    Vice-President and
                                                    Chief Financial Officer


Date:  October 28, 2004


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                                  EXHIBIT INDEX

 Exhibit
  Number                             Description

99.1                         Press Release, dated October 28, 2004.



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